PRESS RELEASE

INNOSPEC NAMES WILLIAMS AS PRESIDENT AND CHIEF EXECUTIVE OFFICER

Newark, Del. - April 2, 2009 - Innospec Inc. (NASDAQ: IOSP) today announced the appointment of Patrick S. Williams as President and Chief Executive Officer with immediate effect.

Patrick Williams has been Executive Vice President and President, Fuel Specialties with the Corporation since 2005. In addition to this role, he also assumed responsibility for the Active Chemicals business in 2008. Prior to 2005, he was Chief Executive Officer for the Corporation's Fuel Specialties business in the Americas, having held a number of senior management and sales leadership roles in that business since 1993.

Bob Bew, Chairman of the Board, said, "Patrick has played a key role in the development and growth of Innospec to date and we are delighted to have him as CEO to lead us into our next era of growth. Patrick has an in-depth understanding of the industry and markets in which we operate, together with a commitment to innovation and delivering solutions to meet our customers' needs. His energetic and decisive leadership skills, coupled with his proven track record of driving growth and delivering outstanding results will be invaluable to us as we take our business forward."

Patrick Williams said, "Innospec is a strong company with innovative products and talented, committed employees. The business has come a long way and accomplished a great deal in recent years and I am very proud to be given the opportunity to take it to the next level. I am committed to growing the business further by continuing to focus on our customers and looking for innovative solutions in all we do. We have a real opportunity to create additional value for our shareholders, our customers and our employees and I intend to make sure we seize that opportunity and achieve the future success this business is capable of."

About Innospec Inc.

Innospec Inc. is an international specialty chemicals company with almost 1,000 employees in 23 countries. Innospec manufactures and supplies a wide range of specialty chemicals to markets in the Americas, Europe, the Middle East, Africa and Asia-Pacific. Innospec's Fuel Specialties business specializes in manufacturing and supplying the fuel additives that help improve fuel efficiency, boost engine performance and reduce harmful emissions. Innospec's Active Chemicals business provides effective technology-based solutions for our customers' processes or products focused in the Personal Care; Household, Industrial & Institutional and Fragrance Ingredients markets. Innospec's Octane Additives business is the world's only producer of tetra ethyl lead.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements, for example, which address operating performance, events or developments that we expect or anticipate will or may occur in the future (including, without limitation, all of the Company's guidance for sales, gross margins, net income, growth potential and other measures of financial performance). Although forward-looking statements are believed by management to be reasonable when made, caution should be exercised not to place undue reliance on such statements because they are subject to certain risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements and assumptions. Risks, assumptions and uncertainties include, without limitation, changes in the terms of trading with significant customers or the gain or loss thereof, changes in the costs and availability of energy, raw materials and other inputs, our ability to continue to achieve organic growth in our fuel specialties and active chemicals businesses, our ability to successfully integrate any acquisitions in our non-Octane Additives businesses, the effects of changing government regulations and economic and market conditions, competition and changes in demand and business and legal risks inherent in the Company's activities, including political and economic uncertainty, import and export limitations and market risks related to changes in interest rates and foreign exchange rates, government investigations, material fines or other penalties resulting from the Company's voluntary disclosure to the Office of Foreign Assets Control of the U.S. Department of the Treasury and the Securities and Exchange Commission ("SEC"), U.S. Department of Justice and United Kingdom Serious Fraud Office investigations into the Company's involvement in the United Nations Oil for Food Program, or other regulatory actions and other risks, uncertainties and assumptions relating to the Company's business operations and prospects are identified in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and other reports filed with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts:

Kate Davison

Innospec Inc.

+44-151-348-5825

Kate.Davison@innospecinc.com

Tom Pratt

RF|Binder Partners

+1-212-994-7563

Tom.Pratt@RFBinder.com